                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 19, 1998




                              BIOCIRCUITS CORPORATION
               (Exact name of registrant as specified in its charter)


                                      DELAWARE
           (State or other jurisdiction of incorporation or organization)



                 0-19975                            94-3088884
          (Commission File No.)         (I.R.S. Employer Identification No.)



                              1324 CHESAPEAKE TERRACE
                            SUNNYVALE, CALIFORNIA, 94089
                (Address of principal executive offices and zip code)


                                    (408) 745-1961
                (Registrant's telephone number, including area code)

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ITEM 5.   OTHER MATTERS

          On May 19, 1998, the Company issued a press release announcing that it had exhausted its cash resources, was terminating its business operations and had initiated the process of liquidating its assets.


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ITEM 7.  EXHIBITS

Exhibit 1.     Press release dated May 19, 1998


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                              BIOCIRCUITS CORPORATION
                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BIOCIRCUITS CORPORATION



Date:     May 19, 1998

                                 By: /s/ John Kaiser
                                     ---------------------------
                                     John Kaiser
                                     President and Chief Executive Officer



                                 By: /s/ James Welch
                                     ---------------------------
                                     James Welch
                                     Vice President and Chief Financial Officer


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